UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011
Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
16 Maiden Lane, Fifth Floor
San Francisco, CA 94108
(Address of principal executive offices) (Zip Code)
(415) 655-4580
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
In connection with our filing on or about the date hereof of a registration statement on Form S-3, we are filing this Current Report on Form 8-K to present certain additional disclosures to be incorporated by reference therein, including disclosures relating to:
•	Certain historical financial statements related to certain of our completed acquisitions and an acquisition that is considered probable for purposes of Regulation S-X; and

•	Certain unaudited pro forma financial information regarding our completed acquisitions and such probable acquisition.
There is no assurance that we will acquire the property that is considered a probable acquisition for purposes of Regulation S-X because the proposed acquisition is subject to a variety of factors, including lender consent and the satisfaction of customary closing conditions.
Item 9.01. Financial Statements and Exhibits
(a) Financial Statements Under Rule 3-14 of Regulation S-X
(b) Unaudited Pro Forma Condensed Consolidated Information

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2010	26

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2010	27
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010	28
Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010	29
EX-23.1
(d) Exhibits

Exhibit
Number	Title
23.1*	Consent of Independent Registered Public Accounting Firm

*	Filed herewith

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholders of
Terreno Realty Corporation
San Francisco, California
We have audited the accompanying statement of revenues and certain expenses (the “Historical Summary”) of Belleville, located in Kearny, New Jersey (the “Property”) for the year ended December 31, 2010. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.
We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K of Terreno Realty Corporation ) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche LLP
San Francisco, California
May 2, 2011

Belleville
Statements of Revenues and Certain Expenses
For the Three Months Ended March 31, 2011 (unaudited)
and the Year Ended December 31, 2010
(in thousands)

	For the Three
	Months Ended March
	31, 2011	For the Year Ended
	(unaudited)	December 31, 2010
Revenues:
Rental	$521	$2,085
Tenant reimbursements	137	557

Total revenues	658	2,642

Certain expenses:
Property operating expenses	65	268
Real estate taxes	102	408
Interest expense	207	838

Total expenses	374	1,514

Revenues in excess of certain expenses	$284	$1,128

See accompanying notes to statements of revenues and certain expenses.

Belleville
Notes to Statements of Revenues and Certain Expenses
For the Three Months Ended March 31, 2011 (unaudited)
and the Year Ended December 31, 2010
1. Background and Basis of Presentation
The accompanying statements of revenues and certain expenses present the results of operations of Belleville (the “Property”) for the three months ended March 31, 2011 and the year ended December 31, 2010. On March 31, 2011, a wholly-owned subsidiary of Terreno Realty Corporation entered into an agreement with a third-party seller to acquire the Property for a purchase price of approximately $32.6 million. As part of this acquisition, Terreno Realty Corporation expects that the subsidiary will assume a mortgage loan with a total principal amount as of the closing of the acquisition of approximately $14.8 million with a fixed annual interest rate of 5.5%. Completion of this acquisition is expected in the second quarter of 2011. There is no assurance that the Property will be acquired in the second quarter of 2011 or at all because the proposed acquisition is subject to a variety of factors, including lender consent and the satisfaction of customary closing conditions. The Property is located in Kearny, New Jersey and consists of one multi-tenant industrial building containing approximately 211,500 square feet (unaudited), which was 100% leased (unaudited) to one tenant as of December 31, 2010.
The accompanying statements of revenues and certain expenses (“Historical Summaries”) have been prepared on the accrual basis of accounting. The Historical Summaries have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and for inclusion in this Current Report on Form 8-K of Terreno Realty Corporation and are not intended to be a complete presentation of the revenues and expenses of the Property for the three months ended March 31, 2011 and for the year ended December 31, 2010 as certain expenses, primarily depreciation and amortization expense and other costs not comparable to the proposed future operations of the Property have been excluded. Management is not aware of any material factors at the Property other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.
2. Summary of Significant Accounting Policies
Revenue Recognition
Rental revenues from operating leases are recorded on a straight-line basis over the term of the lease. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.

Property Operating Expenses
Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.
Use of Estimates
The preparation of the Historical Summaries in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from those estimates used in the preparation of the Historical Summaries.
Interim Statements
The statement for the three months ended March 31, 2011 is unaudited, however, in the opinion of management of Terreno Realty Corporation, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year of the operation of the Property.
Tenant Concentration
For the year ended December 31, 2010, one tenant accounted for 100% of rental revenues.
Future Minimum Rental Income
Future minimum rents to be received under non-cancelable lease agreements as of December 31, 2010 were as follows (in thousands):

2011	$1,930
2012	1,989
2013	2,049
2014	2,111
2015	2,173
Thereafter	12,729

Total	$22,981

Subsequent Events
Management evaluated subsequent events through May 2, 2011, the date the financial statements were available to be issued.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholders of
Terreno Realty Corporation
San Francisco, California
We have audited the accompanying statement of revenues and certain expenses (the “Historical Summary”) of Warm Springs I and II, located in Fremont, California (the “Property”) for the year ended December 31, 2009. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.
We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K of Terreno Realty Corporation ) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche LLP
San Francisco, California
May 2, 2011

Warms Springs I and II
Statements of Revenues and Certain Expenses
For the Period from January 1, 2010 to March 25, 2010 (unaudited)
and the Year Ended December 31, 2009
(in thousands)

	For the Period
	from January 1,	For the Year
	2010 to March 25,	Ended December
	2010 (unaudited)	31, 2009
Revenues:
Rental	$148	$539
Tenant reimbursements	90	281

Total revenues	238	820

Certain expenses:
Property operating expenses	55	262
Real estate taxes	25	142

Total expenses	80	404

Revenues in excess of certain expenses	$158	$416

See accompanying notes to statements of revenues and certain expenses.

Warm Springs I and II
Notes to Statements of Revenues and Certain Expenses
For the Period from January 1, 2010 to March 25, 2010 (unaudited)
and the Year Ended December 31, 2009
1. Background and Basis of Presentation
The accompanying statements of revenues and certain expenses present the results of operations of Warms Springs I and II (the “Property”) for the period from January 1, 2010 to March 25, 2010 and the year ended December 31, 2009. The Property was acquired by a wholly-owned subsidiary of Terreno Realty Corporation from a third-party seller, PEN Associates, on March 26, 2010 for a purchase price of approximately $7.3 million. The Property is located in Fremont, California and consists of two multi-tenant industrial buildings containing approximately 140,500 square feet (unaudited), which were 50% leased (unaudited) to two tenants at the time of acquisition.
The accompanying statements of revenues and certain expenses (“Historical Summaries”) have been prepared on the accrual basis of accounting. The Historical Summaries have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and for inclusion in this Current Report on Form 8-K of Terreno Realty Corporation and are not intended to be a complete presentation of the revenues and expenses of the Property for the period from January 1, 2010 to March 25, 2010 and for the year ended December 31, 2009 as certain expenses, primarily depreciation and amortization expense, interest expense and other costs not comparable to the proposed future operations of the Property have been excluded. Management is not aware of any material factors at the Property other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.
2. Summary of Significant Accounting Policies
Revenue Recognition
Rental revenues from operating leases are recorded on a straight-line basis over the terms of the leases. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.
Property Operating Expenses
Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates
The preparation of the Historical Summaries in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from those estimates used in the preparation of the Historical Summaries.
Interim Statements
The statement for the period from January 1, 2010 to March 25, 2010 is unaudited, however, in the opinion of management of Terreno Realty Corporation, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year of the operation of the Property.
Tenant Concentration
For the year ended December 31, 2009, three tenants accounted for 100% of rental revenues.
Future Minimum Rental Income
Future minimum rents to be received under non-cancelable lease agreements as of December 31, 2009 were as follows (in thousands):

2010	$604
2011	628
2012	142

Total	$1,374

Subsequent Events
Management evaluated subsequent events through May 2, 2011, the date the financial statements were available to be issued.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholders of
Terreno Realty Corporation
San Francisco, California
We have audited the accompanying statement of revenues and certain expenses (the “Historical Summary”) of Fortune/Qume, located in San Jose, California (the “Property”) for the year ended December 31, 2009. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.
We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K of Terreno Realty Corporation ) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche LLP
San Francisco, California
May 2, 2011

Fortune/Qume
Statements of Revenues and Certain Expenses
For the Period from January 1, 2010 to March 29, 2010 (unaudited)
and the Year Ended December 31, 2009
(in thousands)

	For the Period
	from January 1,
	2010 to March 29,	For the Year Ended
	2010 (unaudited)	December 31, 2009
Revenues:
Rental	$135	$547
Tenant reimbursements	32	108

Total revenues	167	655

Certain expenses:
Property operating expenses	18	48
Real estate taxes	22	48

Total expenses	40	96

Revenues in excess of certain expenses	$127	$559

See accompanying notes to statements of revenues and certain expenses.

Fortune/Qume
Notes to Statements of Revenues and Certain Expenses
For the Period from January 1, 2010 to March 29, 2010 (unaudited)
and the Year Ended December 31, 2009
1. Background and Basis of Presentation
The accompanying statements of revenues and certain expenses present the results of operations of Fortune/Qume (the “Property”) for the period from January 1, 2010 to March 29, 2010 and the year ended December 31, 2009. The Property was acquired by a wholly-owned subsidiary of Terreno Realty Corporation from a third-party seller, First American Exchange Company, LLC, on March 30, 2010 for a purchase price of approximately $5.6 million. The Property is located in San Jose, California and consists of one multi-tenant industrial building containing approximately 71,500 square feet (unaudited), which was 100% leased (unaudited) to two tenants at the time of acquisition.
The accompanying statements of revenues and certain expenses (“Historical Summaries”) have been prepared on the accrual basis of accounting. The Historical Summaries have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and for inclusion in this Current Report on Form 8-K of Terreno Realty Corporation and are not intended to be a complete presentation of the revenues and expenses of the Property for the period from January 1, 2010 to March 29, 2010 and for the year ended December 31, 2009 as certain expenses, primarily depreciation and amortization expense, interest expense and other costs not comparable to the proposed future operations of the Property have been excluded. Management is not aware of any material factors at the Property other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.
2. Summary of Significant Accounting Policies
Revenue Recognition
Rental revenues from operating leases are recorded on a straight-line basis over the terms of the leases. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.
Property Operating Expenses
Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates
The preparation of the Historical Summaries in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from those estimates used in the preparation of the Historical Summaries.
Interim Statements
The statement for the period from January 1, 2010 to March 29, 2010 is unaudited, however, in the opinion of management of Terreno Realty Corporation, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year of the operation of the Property.
Tenant Concentration
For the year ended December 31, 2009, two tenants accounted for 100% of rental revenues.
Future Minimum Rental Income
Future minimum rents to be received under non-cancelable lease agreements as of December 31, 2009 were as follows (in thousands):

2010	$638
2011	439

Total	$1,077

Subsequent Events
Management evaluated subsequent events through May 2, 2011, the date the financial statements were available to be issued.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholders of
Terreno Realty Corporation
San Francisco, California
We have audited the accompanying statement of revenues and certain expenses (the “Historical Summary”) of 238/242 Lawrence, located in South San Francisco, California (the “Property”) for the year ended December 31, 2009. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.
We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K of Terreno Realty Corporation ) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche LLP
San Francisco, California
May 2, 2011

238/242 Lawrence
Statements of Revenues and Certain Expenses
For the Period from January 1, 2010 to August 12, 2010 (unaudited)
and the Year Ended December 31, 2009
(in thousands)

	For the Period
	from January 1,	For the Year
	2010 to August 12,	Ended December
	2010 (unaudited)	31, 2009
Revenues:
Rental	$576	$610
Tenant reimbursements	34	52

Total revenues	610	662

Certain expenses:
Property operating expenses	111	155
Real estate taxes	69	76
Interest expense	68	119

Total expenses	248	350

Revenues in excess of certain expenses	$362	$312

See accompanying notes to statements of revenues and certain expenses.

238/242 Lawrence
Notes to Statements of Revenues and Certain Expenses
For the Period from January 1, 2010 to August 12, 2010 (unaudited)
and the Year Ended December 31, 2009
1. Background and Basis of Presentation
The accompanying statements of revenues and certain expenses present the results of operations of 238/242 Lawrence (the “Property”) for the period from January 1, 2010 to August 12, 2010 and the year ended December 31, 2009. The Property was acquired by a wholly-owned subsidiary of Terreno Realty Corporation from a third-party seller, Lawrence Littlefield, on August 13, 2010 for a purchase price of approximately $9.6 million. In connection with the acquisition of the Property, the subsidiary assumed a mortgage loan with a total principal amount of approximately $1.7 million with a fixed annual interest rate of 7.8%. The Property is located in South San Francisco, California and consists of two multi-tenant industrial buildings containing approximately 80,500 square feet (unaudited), which were 100% leased (unaudited) to three tenants at the time of acquisition.
The accompanying statements of revenues and certain expenses (“Historical Summaries”) have been prepared on the accrual basis of accounting. The Historical Summaries have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and for inclusion in this Current Report on Form 8-K of Terreno Realty Corporation and are not intended to be a complete presentation of the revenues and expenses of the Property for the period from January 1, 2010 to August 12, 2010 and for the year ended December 31, 2009 as certain expenses, primarily depreciation and amortization expense and other costs not comparable to the proposed future operations of the Property have been excluded. Management is not aware of any material factors at the Property other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.
2. Summary of Significant Accounting Policies
Revenue Recognition
Rental revenues from operating leases are recorded on a straight-line basis over the terms of the leases. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.
Property Operating Expenses
Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.
Use of Estimates
The preparation of the Historical Summaries in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from those estimates used in the preparation of the Historical Summaries.
Interim Statements
The statement for the period from January 1, 2010 to August 12, 2010 is unaudited, however, in the opinion of management of Terreno Realty Corporation, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year of the operation of the Property.
Tenant Concentration
For the year ended December 31, 2009, three tenants accounted for 100% of rental revenues.
Future Minimum Rental Income
Future minimum rents to be received under non-cancelable lease agreements as of December 31, 2009 were as follows (in thousands):

2010	$903
2011	865
2012	736
2013	275

Total	$2,779

Subsequent Events
Management evaluated subsequent events through May 2, 2011, the date the financial statements were available to be issued.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Stockholders of
Terreno Realty Corporation
San Francisco, California
We have audited the accompanying statement of revenues and certain expenses (the “Historical Summary”) of Maltese, located in Totowa, New Jersey (the “Property”) for the year ended December 31, 2009. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.
We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K of Terreno Realty Corporation ) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain expenses described in Note 1 to the Historical Summary of the Property for the year ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche LLP
San Francisco, California
May 2, 2011

Maltese
Statements of Revenues and Certain Expenses
For the Period from January 1, 2010 to September 20, 2010 (unaudited)
and the Year Ended December 31, 2009
(in thousands)

	For the Period from
	January 1, 2010 to
	September 20, 2010	For the Year Ended
	(unaudited)	December 31, 2009
Revenues:
Rental	$1,160	$1,574
Tenant reimbursements	219	302

Total revenues	1,379	1,876

Certain expenses:
Property operating expenses	30	42
Real estate taxes	196	270

Total expenses	226	312

Revenues in excess of certain expenses	$1,153	$1,564

See accompanying notes to statements of revenues and certain expenses.

Maltese
Notes to Statements of Revenues and Certain Expenses
For the Period from January 1, 2010 to September 20, 2010 (unaudited)
and the Year Ended December 31, 2009
1. Background and Basis of Presentation
The accompanying statements of revenues and certain expenses present the results of operations of Maltese (the “Property”) for the period from January 1, 2010 to September 20, 2010 and the year ended December 31, 2009. The Property was acquired by a wholly-owned subsidiary of Terreno Realty Corporation from a third-party seller, FR Totowa, LLC, on September 21, 2010 for a purchase price of approximately $16.5 million. The Property is located in Totowa, New Jersey and consists of one multi-tenant industrial building containing approximately 208,000 square feet (unaudited), which was 100% leased (unaudited) at the time of acquisition.
The accompanying statements of revenues and certain expenses (“Historical Summaries”) have been prepared on the accrual basis of accounting. The Historical Summaries have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission and for inclusion in this Current Report on Form 8-K of Terreno Realty Corporation and are not intended to be a complete presentation of the revenues and expenses of the Property for the period from January 1, 2010 to September 20, 2010 and for the year ended December 31, 2009 as certain expenses, primarily depreciation and amortization expense, interest expense and other costs not comparable to the proposed future operations of the Property have been excluded. Management is not aware of any material factors at the Property other than those disclosed above, that would cause the reported financial information not to be necessarily indicative of future operating results.
2. Summary of Significant Accounting Policies
Revenue Recognition
Rental revenues from operating leases are recorded on a straight-line basis over the term of the lease. Tenant reimbursements represent recoveries from tenants for utilities and certain property maintenance expenses. Tenant reimbursements are recognized as revenues in the period the applicable costs are accrued.
Property Operating Expenses
Property operating expenses represent the direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.

Use of Estimates
The preparation of the Historical Summaries in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from those estimates used in the preparation of the Historical Summaries.
Interim Statements
The statement for the period from January 1, 2010 to September 20, 2010 is unaudited, however, in the opinion of management of Terreno Realty Corporation, all significant adjustments necessary for a fair presentation of the statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year of the operation of the Property.
Tenant Concentration
For the year ended December 31, 2009, one tenant accounted for 100% of rental revenues.
Future Minimum Rental Income
Future minimum rents to be received under non-cancelable lease agreements as of December 31, 2009 were as follows (in thousands):

2010	$1,584
2011	1,614
2012	1,645
2013	1,676
2014	1,275

Total	$7,794

Subsequent Events
Management evaluated subsequent events through May 2, 2011, the date the financial statements were available to be issued.

UNAUDITED PRO FORMA FINANCIAL INFORMATION OF TERRENO REALTY CORPORATION
Terreno Realty Corporation (the “Company”) commenced operations with the completion of its initial public offering (“IPO”) of 8,750,000 shares of common stock and a concurrent private placement of an aggregate of 350,000 shares of common stock to its executive officers at a price per share of $20.00 on February 16, 2010. The net proceeds of the initial public offering and concurrent private placement were approximately $169.8 million after deducting the full underwriting discount of approximately $10.5 million and other estimated offering expenses of approximately $1.7 million.
On March 31, 2011, a wholly-owned subsidiary (the “Subsidiary”) of the Company entered into an agreement with a third-party seller to acquire an industrial property located in Kearny, New Jersey consisting of one building, aggregating approximately 211,500 square feet for a purchase price of approximately $32.6 million. As part of this acquisition, the Company expects that the Subsidiary will assume a mortgage loan with a total principal amount as of the closing of the acquisition of approximately $14.8 million with a fixed annual interest rate of 5.49%. The mortgage loan requires equal payments of interest and principal payable based on a 30-year amortization schedule with a maturity date of March 31, 2021. The Company expects to utilize cash on hand to fund the acquisition, net of the assumed mortgage loan. Completion of this acquisition, which is considered a probable acquisition for purposes of Regulation S-X, is expected in the second quarter of 2011, subject to lender approval and the satisfaction of customary closing conditions, and as a result, there is no assurance that the Company will acquire the property in the second quarter of 2011 or at all.
The unaudited pro forma condensed consolidated balance sheet as of December 31, 2010 is based on the Company’s audited consolidated balance sheet and reflects the probable acquisition of Belleville and the related mortgage loan assumption as if such transaction had occurred on December 31, 2010. The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2010 has been prepared to reflect the incremental effect of the IPO and the acquisition of properties by the Company during the period from February 16, 2010 (commencement of operations) to December 31, 2010 (the “2010 Acquisitions”) as if such transactions had occurred on January 1, 2010 and the probable acquisition of Belleville and the related mortgage loan assumption as if such transaction had occurred on January 1, 2010. The following table summarizes the 2010 Acquisitions:

			Purchase Price	Assumed Debt
Property Name	Location	Acquisition Date	(in thousands)	(in thousands)
Warm Springs I and II	Fremont, CA	March 26, 2010	$7,264	$—
Fortune/Qume	San Jose, CA	March 30, 2010	5,550	—
238/242 Lawrence	South San Francisco, CA	August 13, 2010	9,620	1,723
Rialto	San Bernardino, CA	September 15, 2010	12,152	—
Maltese	Totowa, NJ	September 21, 2010	16,500	—
Middlebrook	Bound Brook, NJ	September 24, 2010	27,000	15,459
130 Interstate	South Brunswick, NJ	September 29, 2010	22,450	—
299 Lawrence	South San Francisco, CA	November 9, 2010	2,550	—
Kent 188	Kent, WA	December 14, 2010	8,275	—
Ahern	Union City, CA	December 15, 2010	6,255	—
10th Avenue	Hialeah, FL	December 20, 2010	9,000	—
60th Avenue	Miami Lakes, FL	December 20, 2010	7,750	—

Total			$134,366	$17,182

The unaudited pro forma financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been assuming the completion of the IPO or the acquisition of properties had occurred at the beginning of the periods presented, nor is it indicative of the Company’s results of operations or financial condition for future periods. In management’s opinion, all adjustments necessary to reflect the effects of these transactions have been made. The unaudited pro forma financial information and accompanying notes should be read in conjunction with the Company’s audited financial statements included in the 2010 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 24, 2011.

Terreno Realty Corporation
Pro Forma Condensed Consolidated Balance Sheet
As of December 31, 2010
(in thousands — except share and per share data)
(Unaudited)

		Probable	Pro Forma
	Terreno Realty	Acquisition of	Terreno Realty
	Corporation (1)	Property (2)	Corporation
ASSETS
Investments in real estate, net	$134,861	$32,600	$167,461
Cash and cash equivalents	57,253	(17,979)	39,274
Deferred financing costs, net	796	148	944
Other assets, net	1,472	—	1,472

Total assets	$194,382	$14,769	$209,151

LIABILITIES AND EQUITY
Liabilities
Credit facility	$—	$—	$—
Mortgage loans payable	17,676	14,769	32,445
Security deposits	899	—	899
Intangible liabilities	883	—	883
Deferred underwriting fee payable	7,000	—	7,000
Accounts payable and other liabilities	2,425	—	2,425

Total liabilities	28,883	14,769	43,652
Commitments and contingencies
Equity
Stockholders’ equity
Preferred stock: $0.01 par value, 100,000,000 shares authorized, and no shares issued and outstanding	—	—	—
Common stock: $0.01 par value, 400,000,000 shares authorized, and 9,262,778 shares issued and outstanding,	91	—	91
Additional paid-in capital	170,798	—	170,798

Accumulated deficit	(5,390)	—	(5,390)

Total stockholders’ equity	165,499	—	165,499

Total liabilities and equity	$194,382	$14,769	$209,151

See accompanying notes to unaudited pro forma condensed consolidated balance sheet.

Terreno Realty Corporation
Notes to Pro Forma Condensed Consolidated Balance Sheet
As of December 31, 2010
(Unaudited)
(1)	Represents the historical consolidated balance sheet of Terreno Realty Corporation (the “Company”) as of December 31, 2010. See the historical consolidated financial statements and notes thereto included in the Company’s 2010 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 24, 2011.

(2)	Reflects the probable acquisition of Belleville as if it had occurred on December 31, 2010 for approximately $32.6 million. The acquisition is expected to be funded by assuming a mortgage loan with a total principal balance as of the closing of the acquisition of approximately $14.8 million and cash on hand. The pro forma adjustment also reflects the following:
•	Cash paid of approximately $148,000 for estimated deferred financing costs in connection with assuming the existing mortgage loan.

Terreno Realty Corporation
Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2010
(in thousands — except share and per share data)
(Unaudited)

										Pro Forma
	Terreno					Probable				Terreno
	Realty	2010		Other 2010		Acquisition		Pro Forma		Realty
	Corporation (1)	Acquisitions		Acquisitions		of Property		Adjustments		Corporation
REVENUES
Rental revenues	$4,031	$6,707	(2)	$1,544	(2)	$2,642	(3)	$—		$14,924

Total revenues	4,031	6,707		1,544		2,642		—		14,924

COSTS AND EXPENSES
Property operating expenses	1,287	2,274	(2)	1,324	(2)	676	(3)	—		5,561
Depreciation and amortization	1,263	1,258	(2)	1,815	(2)	583	(3)	—		4,919
General and administrative	4,122	—		—		—		543	(4)	4,665
Acquisition costs	2,289	—		—		—		(2,289)	(5)	—

Total costs and expenses	8,961	3,532		3,139		1,259		(1,746)		15,145

OTHER INCOME (EXPENSE)
Interest and other income	64	—		—		—		—		64
Interest expense, including amortization	(524)	(543)	(2)	—	(2)	(838)	(3)	(203)	(6)	(2,108)

Total other income and expenses	(460)	(543)		—		(838)		(203)		(2,044)

Net (loss) income available to common stockholders	$(5,390)	$2,632		$(1,595)		$545		$1,543		$(2,265)

Net loss available to common stockholders per share	$(0.59)									$(0.25)

Basic and Diluted Weighted Average Common Shares Outstanding	9,112,000									9,112,000

See accompanying notes to unaudited pro forma condensed consolidated statement of operations.

Terreno Realty Corporation
Notes to Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2010
(Unaudited)

(1)	Represents the historical consolidated operations of Terreno Realty Corporation (the “Company”) for the period from February 16, 2010 (commencement of operations) to December 31, 2010. See the historical consolidated financial statements and notes thereto included in the Company’s 2010 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on February 24, 2011.

(2)	The following table sets forth the incremental rental revenues, operating expenses, depreciation and amortization and interest expense of the 2010 Acquisitions for the year ended December 31, 2010 based on the historical operations of such properties for the periods prior to acquisition by the Company as if the properties were acquired on January 1, 2010 (dollars in thousands).

			Operating	Depreciation and	Interest
	Acquisition Date	Rental Revenues	Expenses	Amortization	Expense
Warm Springs I and II	March 26, 2010	$217	$80	$55	$—
Fortune/Qume	March 30, 2010	154	40	49	—
238/242 Lawrence	August 13, 2010	588	180	103	68
Maltese	September 21, 2010	1,274	226	247	—
Middlebrook	September 24, 2010	2,820	1,344	375	475
130 Interstate	September 29, 2010	1,654	404	429	—

Subtotal 2010 Acqusitions		6,707	2,274	1,258	543

Rialto	September 15, 2010	—	—	—	—
299 Lawrence	November 9, 2010	161	59	24	—
Kent 188	December 14, 2010	748	207	328	—
Ahern	December 15, 2010	537	137	368	—
10th Avenue	December 20, 2010	—	519	1,036	—
60th Avenue	December 20, 2010	98	402	59	—

Subtotal Other 2010 Acquisitions		1,544	1,324	1,815	-

Total		$8,251	$3,598	$3,073	$543

Rental revenues set forth above include adjustments for straight-line rents and amortization of lease intangibles.

Depreciation and amortization represent adjustments using the new basis based on the allocation of the respective purchase price.

Interest expense includes monthly interest expense paid, the amortization of deferred financing costs and the amortization of premiums/discounts on assumed debt.

Rialto was acquired from an unrelated third-party after a sale/leaseback transaction was consummated and did not have historical revenues and expenses as the property was owned and operated by the tenant prior to June 30, 2010. As such, no property operations have been reflected in the accompanying unaudited pro forma condensed consolidated statement of operations related to this acquisition.

(3)	The following table sets forth the incremental rental revenues, operating expenses, depreciation and amortization and interest expense of the Probable Acquisition of Property for the year ended December 31, 2010 based on the historical operations of such property for the period prior to acquisition by the Company as if the property was acquired on January 1, 2010 (dollars in thousands).

		Operating	Depreciation and	Interest
	Rental Revenues	Expenses	Amortization	Expense
Belleville	$2,642	$676	$583	$838

Total Probable Acquisition of Property	$2,642	$676	$583	$838

Rental revenues set forth above include adjustments for straight-line rents.

Depreciation and amortization represent adjustments using the new basis based on the allocation of the respective purchase price.

Interest expense includes monthly interest expense paid and the amortization of deferred financing costs.

(4)	The Company commenced operations on February 16, 2010 and thus there were no corresponding corporate general and administrative expenses prior to February 16, 2010. Reflects the adjustments to include corporate general and administrative expenses for the period on an annualized basis as if the commencement of operations occurred on January 1, 2010.

(5)	Reflects the adjustment to acquisition costs of $2.3 million as if the 2010 Acquisitions, other 2010 Acquisitions and the Belleville acquisition had occurred on January 1, 2010.

(6)	As of December 31, 2010, the Company had an $80.0 million senior revolving credit facility which matures on March 22, 2013 and has an unused facility fee, payable quarterly, which is between 35.0 and 50.0 basis points of the unused portion of the facility depending on the amounts drawn. The credit facility has been reflected as if it was in-place on January 1, 2010 and has been carried through December 31, 2010 assuming no amounts were drawn and only the unused facility fee was payable.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Terreno Realty Corporation
Date: May 2, 2011	By:	/s/ Michael A. Coke
Michael A. Coke
President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Title
23.1*	Consent of Independent Registered Public Accounting Firm

*	Filed herewith